Fourth Quarter and Year-End 2017 Investor Presentation March 6, 2018

Safe Harbor Disclosure 2  We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, cash flow and plans and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements.  Statements regarding the following subjects, among others, may be forward-looking: market trends in our industry, interest rates, real estate values, the debt financing markets or the general economy or the demand for and availability of residential and small-balance commercial real estate loans; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; our ability to obtain and maintain financing arrangements; changes in the value of our mortgage portfolio; changes to our portfolio of properties; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to satisfy the REIT qualification requirements for U.S. federal income tax purposes; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; general volatility of the capital markets and the market price of our shares of common stock; and degree and nature of our competition.  The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2016, which can be accessed through the link to our SEC filings on our website (www.great-ajax.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q, 10-K and 8-K. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Unless stated otherwise, financial information included in this presentation is as of December 31, 2017.

Business Overview 3  Leverage long-standing relationships to acquire mortgage loans through privately negotiated transactions from a diverse group of customers – Over 90% of our acquisitions since inception have been privately negotiated – Acquisitions made in 226 transactions since inception. 12 transactions in Q4 2017  Use our manager’s proprietary analytics to price each pool on an asset-by-asset basis  Adjust individual loan bid price to accumulate clusters of loans in attractive demographic metropolitan areas – Typical acquisition contains 25 – 100 loans with total market value between $5 – $20 million Our affiliated servicer services the loans asset-by-asset and borrower-by-borrower Objective is to maximize returns for each asset by utilizing a full menu of loss mitigation and asset optimization techniques  Use moderate non-mark-to-market leverage

Highlights – Quarter Ended December 31, 2017 4  Purchased $219.2 million of re-performing mortgage loans (“RPL”) with an aggregate unpaid principal balance (“UPB”) of $241.3 million and underlying collateral value of $363.9 million, including $177.3 million of RPLs in a joint venture with a new third party institutional partner. Loans on balance sheet for a weighted average of 23 days for the quarter  Originated $1.7 million of small-balance commercial mortgage loans (“SBC”)  Raised $332.4 million, net, in three separate fixed rate secured borrowings including gross proceeds of $88.9 million of secured debt consolidated on our balance sheet that is held by a joint venture partner. Called two securitizations that resulted in accelerated amortization of the deferred issuance costs of $0.9 million  Portfolio interest income of $24.4 million; net interest income of $13.0 million  Net income attributable to common stockholders of $6.2 million  Basic earnings per share (“EPS”) of $0.34  Taxable income of $0.11 per share  Book value per share of $15.45 at December 31, 2017  Held $53.7 million of cash and cash equivalents at December 31, 2017  $48.1 million of cash collections in Q4 2017

Portfolio Overview – as of December 31, 2017 5 $1,465 MM RPL: $1,412 MM NPL: $53 MM $1,984.6 MM RPL: $1,891.3 MM NPL: $ 63.3 MM REO & Rental: $ 29.9 MM 95% 3% 2% Property Value2 RPL NPL REO 1 Includes $193.2MM UPB in re-performing loans included in a 50/50 joint venture with an institutional third party that is required to be consolidated for GAAP 2REO and Rental Property value is presented at estimated property fair value less expected liquidation costs 96% 4% Unpaid Principal Balance1 RPL NPL

Portfolio Growth 6 Re-performing Loans Re-performing loan UPB as of 12/31/2017 includes 0.9% of small-balance commercial originations, which are performing loans. Includes $193.2MM UPB included in a 50/50 joint venture with an institutional third party that is required to be consolidated for GAAP Re-performing loan status stays constant based on initial purchase status $64 $617 $994 $1,412 $73 $710 $1,210 $1,891 $49 $469 $785 $1,172 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Initial Assets (07/08/14) 12/31/2015 12/31/2016 12/31/2017 M ill io n s UPB Property Value Price

Portfolio Growth 7 Non-performing loan status stays constant based on initial purchase status $111 $76 $53 $117 $84 $63 $68 $48 $35 0 20 40 60 80 100 120 140 Initial Assets (07/08/14) 12/31/2015 12/31/2016 12/31/2017 M ill io n s UPB Property Value Price Non-performing Loans

Portfolio Concentrated in Attractive Markets 8  Clusters of loans in attractive, densely populated markets  Stable liquidity and home prices Over 80% of the portfolio in our target markets Target States Target Markets Los Angeles San Diego Dallas Portland Phoenix Washington DC Metro Area Chicago Atlanta Orlando Tampa Miami, Ft. Lauderdale, W. Palm Beach New York / New Jersey Metro Area Las Vegas REIT, Servicer & Manager Headquarters Property Management Business Management Houston

Portfolio Migration

Total Pre 4Q2017 Acquisitions ($$ in thousands)				
	Acquisition		Current Based on	
	Count	UPB	Count	UPB
Liquidated	-	-	996	199,911
24for24	318	58,923	1607	365,476
12for12	150	32,479	1316	283,636
7for7	2939	661,651	937	220,064
4f4-6f6	1320	290,270	549	113,904
Less than 4f4	1566	328,461	730	150,733
REO	-	-	149	40,025
NPL	496	122,195	533	125,629
Purchased REO	34	8,074	6	2,675
	6,823	1,502,053	6,823	1,502,053

- $649.1 million of purchased UPB is 12 for 12 or better based on the payment history of the loans post service transfer to Gregory Funding LLC, our affiliated servicer
- For loans acquired at 7 for 7 or less, current status excludes borrower payment history prior to the date the loan was serviced by Gregory Funding LLC to the extent the prior history would result in the borrower having an acquisition status of better than 7 for 7. Including prior servicer history for these loans would result in a considerably higher number of loans that are 12 for 12 or better

- 24 for 24: Loan that has made 24 full payments in the last 24 months
- 12 for 12: Loan that has made 12 full payments in the last 12 months
- 7 for 7: Loan that has made 7 full payments in the last 7 months
- NPL: <1 full payment in the last three months

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Financial Metrics

($ in thousands)	Q4-17 GAAP Consolidated	Consolidation Impact of 2017-D	Q4-17 Excluding Consolidation Impact of 2017 D	Q3-17	Q2-17	Q1-17
Interest Income on Loans	24,231	453	23,778	24,396	21,682	20,556
Average Loans[1]	1,100,799	29,384	1,071,415	1,052,038	952,638	865,717
Average Loan Yield	9.1%	6.3%	9.2%	9.6%	9.4%	9.8%
Total Interest Expense	11,382	246	11,136	10,775	9,293	7,651
Asset Level Interest Expense	9,236	246	8,990	8,863	8,022	7,651
Average Asset Level Debt	840,882	23,566	817,316	791,261	715,288	669,938
Average Asset Level Debt Cost	4.5%	4.0%	4.5%	4.6%	4.6%	4.6%
Asset Level Net Interest Margin	4.6%	2.3%	4.7%	5.0%	4.9%	5.2%
Total Average Debt	943,329	23,566	919,763	883,770	775,717	669,938
Total Average Debt Cost	4.9%	4.0%	5.0%	5.0%	4.9%	4.6%
Total Net Interest Margin	4.2%	2.3%	4.1%	4.6%	4.5%	5.2%
Non-Interest Operating Expenses	5,693	-	5,693	5,312	5,100	4,644
Non-Interest Operating Expenses/Avg Assets	1.9%	0.0%	1.9%	1.8%	2.0%	2.0%
ROAA - ex REO and acceleration of deferred issuance costs	2.5%	0.1%	2.6%	3.1%	3.0%	3.8%
ROAA - REO and acceleration of deferred issuance costs	-0.4%	0.0%	-0.4%	-0.4%	-0.3%	-0.1%
ROAA - Total	2.2%	0.1%	2.2%	2.7%	2.7%	3.7%
ROAE - ex REO and acceleration of deferred issuance costs	10.6%	0.1%	10.7%	12.7%	11.4%	13.1%
ROAE - REO and accereration of deferred issuance costs	-1.4%	0.0%	-1.4%	-1.6%	-0.7%	-0.3%
ROAE - Total	9.2%	0.1%	9.3%	11.1%	10.7%	12.8%
Average Leverage Ratio - Asset Backed	2.8	0.04	2.7	2.7	2.5	2.4
Average Leverage Ratio - Convertible Debt	0.3	(0.0)	0.3	0.3	0.2	-
Average Leverage Ratio - Total	3.1	0.04	3.1	3.0	2.7	2.4
Ending Leverage Ratio - Asset Backed	3.1	0.2	2.9	2.6	2.6	2.3
Ending Leverage Ratio - Convertible Debt	0.3	(0.0)	0.3	0.3	0.3	-
Ending Leverage Ratio - Total	3.4	0.1	3.2	2.9	2.9	2.3

[1] Amount is based off a daily calculation to be more consistent with the Company's operations

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Subsequent Events 11 1 While these acquisitions are expected to close, there can be no assurance that these acquisitions will close or that the terms thereof may not change 2 Some of the acquisitions may close through a joint venture with an institutional third party  On January 26, 2018, we agreed to acquire an 8% ownership interest in Great Ajax Financial Services LLC (“GAFS”), the parent of our servicer, Gregory Funding LLC, in a two-step transaction. On January 26, 2018, the initial closing, we acquired a 4.9% interest in GAFS and three warrants, each exercisable for a 2.45% interest in GAFS, in exchange for $1.1 million and 45,938 shares of our common stock. At the date of an additional closing, expected to take place approximately 121 days from January 26, we expect to acquire an additional 3.1% interest in GAFS and three warrants, each exercisable for a 1.55% interest in GAFS, in exchange for $0.7 million and shares of our common stock with a value of approximately $0.4 million  A dividend of $0.30 per share will be payable on March 30, 2018 to our stockholders of record as of March 15, 2018  SBC  UPB: $2.7MM  Collateral Value: $3.9MM  Price/UPB: 98.4%  Price/Collateral Value: 67.8%  2 loans in 2 transactions  January Acquisitions  RPL  UPB: $18.5MM  Collateral Value: $30.8MM  Price/UPB: 89.5%  Price/Collateral Value: 53.8%  83 loans in 1 transaction  February Acquisitions  RPL  UPB: $0.38MM  Collateral Value: $0.47MM  Price/UPB: 79.1%  Price/Collateral Value: 63.5%  2 loans in 2 transactions  Pending Acquisitions1,2  RPL  UPB: $91.6MM  Collateral Value: $157.3MM  Price/UPB: 95.8%  Price/Collateral Value: 55.8%  422 loans in 5 transactions  SBC  One multi-family 32 unit building  Collateral Value: $3.45MM

Consolidated Statements of Income

(Dollars in thousands except per share amounts) (Unaudited)

	31-Dec-17	30-Sep-17	30-Jun-17	31-Mar-17
INCOME:				
Interest income	$ 24,367	$ 24,529	$ 21,721	$ 20,807
Interest expense	(11,382)	(10,775)	(9,293)	(7,651)
Net interest income	12,985	13,754	12,428	13,156
Income from investment in Manager	89	143	142	49
Other income (expense)	723	329	535	462
Total income	13,797	14,226	13,105	13,667
EXPENSE:				
Related party expense - loan servicing fees	2,242	2,187	1,935	1,881
Related party expense - management fee	1,510	1,428	1,330	1,072
Loan transaction expense	214	290	442	525
Professional fees	856	497	507	480
Real estate operating expense	518	1,151	637	324
Other expense	871	910	886	686
Total expense	6,211	6,463	5,737	4,968
Loss on debt extinguishment	913	—	218	—
Income before provision for income tax	6,673	7,763	7,150	8,699
Provision for income tax (benefit)	35	47	48	1
Consolidated net income	6,638	7,716	7,102	8,698
Less: consolidated net income attributable to non-controlling interests	454	246	238	289
Consolidated net income attributable to common stockholders	$ 6,184	$ 7,470	$ 6,864	$ 8,409
Basic earnings per common share	$ 0.34	$ 0.41	$ 0.38	$ 0.46
Diluted earnings per common share	$ 0.33	$ 0.38	$ 0.36	$ 0.46
Weighted average shares – basic	18,236,488	18,072,045	18,008,499	17,976,710
Weighted average shares – diluted	26,111,202	25,246,764	23,026,679	18,791,231

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Consolidated Balance Sheets

GREAT AJAX

(Dollars in thousands except per share amounts)

ASSETS	Dec-17	Consolidation Impact of 2017-D	12/31/2017 Excluding Consolidation Impact of 2017-D	Sep-17	Jun-17	Mar-17	Dec-16
Cash and Cash Equivalents	53,721		53,721	43,086	42,040	29,840	35,723
Cash Held In Trust	301		301	1,075	29	714	1,185
Mortgage Loans	1,253,541	88,565	1,164,976	1,053,285	1,044,745	856,756	869,091
Property held-for-sale	24,947		24,947	27,342	28,278	27,339	23,882
Rental property, net	1,284		1,284	1,921	1,969	1,552	1,289
Investment in debt securities	6,285		6,285	6,306	6,303	6,255	6,323
Receivable from servicer	17,005		17,005	12,930	16,067	13,695	12,481
Investment in affiliates	7,020		7,020	7,079	1,862	4,324	4,253
Loans purchase deposit	26,740	13,345	13,395	50	50	50	50
Prepaid expenses and other assets	4,894	702	4,192	4,339	4,779	1,587	3,125
Total Assets	1,395,738	102,613	1,293,125	1,157,413	1,146,122	942,112	957,402
LIABILITIES AND EQUITY							
Liabilities:							
Secured borrowings, net	694,040	88,381	605,659	496,342	522,706	428,168	442,670
Borrowings under repurchase agreements	276,385		276,385	258,402	245,526	222,797	227,440
Convertible senior notes, net	102,571		102,571	102,383	82,083	-	-
Management fee payable	750		750	750	750	750	750
Accured expenses and other liabilities	4,554	232	4,322	4,027	2,697	3,253	3,819
Total Liabilities	1,078,300	88,613	989,687	861,904	853,762	654,968	674,679
Equity:							
Preferred stock	-		-	-	-	-	-
Common stock	186		186	183	182	181	181
Additional paid in capital	254,847		254,847	249,936	248,803	245,436	244,880
Retained earnings	35,556		35,556	34,875	32,880	31,104	27,231
Accumulated other comprehensive loss	(233)		(233)	(170)	(131)	(140)	-
Equity attributable to common stockholders	290,356	-	290,356	284,824	281,734	276,581	272,292
Non-controlling interest	27,082	14,000	13,082	10,685	10,626	10,563	10,431
Total equity	317,438	14,000	303,438	295,509	292,360	287,144	282,723
Total equity and liabilities	1,395,738	102,613	1,293,125	1,157,413	1,146,122	942,112	957,402

(1) Mortgage loans includes $969,463 and $598,643 of loans at December 31, 2017 and December 31, 2016, respectively, transferred to securitization trusts that are variable interest entities ("VIEs") , these loans can only be used to settle obligations of the VIEs. Secured borrowings consist of notes issued by VIEs that can only be settled with the assets and cash flows of the VIEs. The creditors do not have recourse to the primary beneficiary (Great Ajax Corp).

(2) Property held for sale, net, includes valuation allowances of $1,784 and $1,620 at December 31, 2017 , and December 31, 2016, respectively.

(3) Secured borrowings and Convertible senior notes are presented net of deferred issuance costs

(4) Mortgage loans, net include $177.1 million, Secured borrowings, net of deferred costs include $88.4 million, and Non-controlling interests includes $14.0 million from a 50% owned joint venture, which we consolidate under GAAP

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